UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 27, 2011

AMERICAN BIO MEDICA CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-28666	14-1702188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

122 Smith Road, Kinderhook, NY	12106
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  518-758-8158

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On December 27, 2011, American Bio Medica Corporation (the “Company”) dismissed UHY, LLP (“UHY”) as the Company’s independent registered public accounting firm.  The dismissal of UHY was approved by the Audit Committee of the Board of Directors of the Company. UHY had been engaged to audit the Company’s financial statements for the year ending December 31, 2011; however, UHY did not conduct an audit of the financial statements of the Company as of and for the year ending December 31, 2011 prior to its dismissal.

The reports of UHY on the Company’s financial statements as of and for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and were not modified or qualified as to uncertainty, audit scope, or accounting principle, except that their report for the years ended December 31, 2010 and December 31, 2009 contained explanatory language regarding substantial doubt about the Company’s ability to continue as a going concern.

For the years ended December 31, 2010 and 2009 and through the date of this Current Report on Form 8-K (the “Report”), there have been no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of UHY would have caused them to make reference thereto in their reports on the financial statements for such years or during any interim periods through the date of this Report, and there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

A copy of the disclosures contained within this Report are being provided to UHY, and the Company has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the above statements so that it can be filed with the Commission within ten (10) business days after the filing of this Report.

Engagement of Independent Registered Public Accounting Firm

On December 28, 2011, the Company engaged Sherb and Co., LLP (“Sherb”) as its independent registered public accounting firm for the year ending December 31, 2011. The decision to engage Sherb was approved by the Audit Committee of the Board of Directors of the Company.

Prior to Sherb’s engagement, the Company did not consult with Sherb and receive either written or oral advice from Sherb that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements.  In addition, the Company has not consulted with Sherb concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BIO MEDICA CORPORATION (Registrant)

Dated: January 3, 2012	By:	/s/ Melissa A. Waterhouse
Melissa A. Waterhouse
Vice President & Chief Compliance Officer
Corporate Secretary